UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________________________________
 FORM 8-K
_______________________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 19, 2017
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Perrigo Company plc
(Exact name of registrant as specified in its charter)
_______________________________________________

Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland	-
(Address of principal executive offices)	(Zip Code)

+353 1 7094000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01	Entry into a Material Definitive Agreement.

On April 19, 2017, Perrigo Company plc (the “Company”) entered into (i) an Amendment No. 5 and Waiver to the Revolving Credit Agreement, dated as of December 5, 2014 (as amended, the “Revolving Credit Agreement”), among the Company, Perrigo Finance Unlimited Company, the lenders party thereto and JP Morgan Chase Bank, N.A., as administrative agent (the “Revolver Amendment”), and (ii) an Amendment No. 5 and Waiver to the Term Loan Credit Agreement, dated as of December 5, 2014 (as amended, the “Term Loan Credit Agreement”), among the Company, Perrigo Finance Unlimited Company, the lenders party thereto and JP Morgan Chase Bank, N.A., as administrative agent (the “Term Loan Amendment”).
The Revolver Amendment and the Term Loan Amendment make certain modifications to the Revolving Credit Agreement and Term Loan Credit Agreement, respectively, including a modification of the definition of “Consolidated EBIT” to address certain valuation adjustments and payments received in connection with Tysabri®. These amendments apply retroactively to the original effective date of the Revolving Credit Agreement and Term Loan Credit Agreement.
In addition, pursuant to the Revolver Amendment and the Term Loan Amendment, the Lenders waived any default or event of default which may arise from:

•
any restatement of the financial statements for the fiscal years ended on or about June 30, 2015 and the six-month transition period ended December 31, 2015, or the fiscal quarters ended on or about December 31, 2014, March 31, 2015, September 30, 2015, March 31, 2016, June 30, 2016 or September 30, 2016, to the extent such restatement results from the reclassification of Tysabri® and related compounds as financial assets or any other matter that does not constitute a material adverse effect; and

•
deficiencies in the financial statements for the fiscal quarters ended on or about December 31, 2014, March 31, 2015, September 30, 2015, March 31, 2016, June 30, 2016 or September 30, 2016 which would render the Company’s previous representations concerning these financial statements to be inaccurate.

For a complete description of the terms of the Revolver Amendment and the Term Loan Amendment, see the Amendment No. 5 and Waiver to Revolving Credit Agreement, which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01, and the Amendment No. 5 and Waiver to Term Loan Credit Agreement, which has been filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

Item 2.02	Results of Operations and Financial Condition.

On April 25, 2017, the Company released preliminary unaudited net sales results for the quarter ended April 1, 2017. The related press release is attached as Exhibit 99.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 above and is incorporated by reference.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 19, 2017, the Company’s Board of Directors, after consultation with management and discussion with Ernst & Young LLP, the Company’s independent registered public accounting firm (“EY”), and following the recommendation of the Company’s Audit Committee, concluded that the Company’s previously issued financial statements (and any related audit reports of EY) for the following periods (collectively, the “Relevant Periods”) should no longer be relied upon:

•	the fiscal years ended June 28, 2014 and June 27, 2015;

•	the transition period from June 28, 2015 to December 31, 2015; and

•	the quarterly periods ended December 28, 2013, March 29, 2014, September 27, 2014, December 27, 2014, March 28, 2015, September 26, 2015, April 2, 2016, July 2, 2016 and October 1, 2016.

This determination follows a correction in accounting under U.S. generally accepted accounting principles (“U.S. GAAP”) related to the Tysabri® royalty stream. In addition, in connection with the financial closing for the year ended December 31, 2016, the Company identified certain deferred tax assets that existed at the time of the acquisition of Omega Pharma Invest N.V. (“Omega”) on April 1, 2015, in the amount of approximately $220 million. The resulting balance sheet reclassification will require a reduction of goodwill, offset by a corresponding reduction to net deferred tax liabilities at the date of the Omega acquisition. Further, the Company has evaluated the accounting effect subsequent to the acquisition date related to the identified deferred tax assets, including the impairments of Omega goodwill recorded in fiscal 2016, and has also concluded that a correction of accounting is required in certain Relevant Periods.

The Company has determined that it is necessary to restate certain previously issued financial statements to address these issues. However, the Company does not expect these changes to have a material impact on net cash flows and doe snot expect an impact on the previously closed sale of Tysbri®.

On February 27, 2017, the Company announced the agreement to sell the Tysabri® royalty stream to Royalty Pharma. The transaction closed on March 27, 2017, and Tysabri® will no longer be reported in the Company’s financial statements after the first quarter of 2017.
The Company acquired the Tysabri® royalty stream in its acquisition of Elan Pharmaceuticals plc (“Elan”) in 2013. The royalty stream was recognized as revenue in the financial statements included in Elan’s filings with the U.S. Securities and Exchange Commission. At the time of the acquisition, the Company reviewed the accounting application of the Tysabri® royalty stream and concluded that the right to receive quarterly royalty payments from Biogen, Inc. should be an intangible asset and such payments recognized as revenue in the Company’s financial statements. This accounting treatment was reviewed with EY and agreed to under EY’s audit opinions included in the Company’s Form 10-K filings for the fiscal years ended June 28, 2014 and June 27, 2015 and the transition period from June 28, 2015 to December 31, 2015, with unqualified audit opinions in all periods.

During the 2016 year-end audit process, and in anticipation of the Company’s potential sale of its royalty rights, the Company and EY discussed the Tysabri® royalty stream and the potential effects of the accounting and disclosures associated with the pending 2018 adoption of ASC 606 “Revenues from Contracts with Customers.” As previously disclosed in the Company’s Form 12b-25 filing on February 27, 2017, in conjunction with these reviews, EY notified the Company on February 22, 2017 that it was reevaluating the historical revenue recognition practices associated with the Tysabri® royalty stream; specifically, EY was reassessing the classification of the intangible asset related to the royalty stream and its potential reclassification as a financial asset. After an extensive evaluation of the facts and circumstances and the judgments required to determine the appropriate classification, it was determined that under U.S. GAAP the Tysabri® royalty stream should be recorded as a financial asset, rather than an intangible asset, on the date of acquisition, and the Company adopted this change.

The Company has elected to account for the Tysabri® financial asset using the fair value option model, which requires the Company to adjust its financial statements for the Relevant Periods to (1) remove the Tysabri® royalty stream from net sales in its income statement, (2) remove the amortization expense (reflected in cost of goods sold) associated with recording the Tysabri® royalty stream as an intangible asset, and (3) include the quarterly changes in fair value of the Tysabri® royalty stream as a component of other income/expense. The change in accounting may affect the amount and timing of noncash income or expense associated with the Tysabri® asset, and the Company’s Statements of Cash Flows for the Relevant Periods will reflect the cash received from the Tysabri® royalty stream as cash from investing activities, rather than as cash from operating activities.

The Company currently anticipates filing a Form 10-K for the fiscal year ended December 31, 2016 that will contain audited restated financial statements for the fiscal years ended June 28, 2014 and June 27, 2015 and the transition period from June 28, 2015 to December 31, 2015, as well as restated information for the quarterly periods included within the fiscal year ended June 27, 2015, the transition period from June 28, 2015 to December 31, 2015, and the fiscal year ended December 31, 2016. The Company also anticipates filing amended Form 10-Qs for the quarterly periods ended April 2, 2016, July 2, 2016 and October 1, 2016. In connection with the restatement of its consolidated financial statements to reflect the accounting for Tysabri® as a financial asset and the Omega deferred tax assets, the Company also will record other previously identified adjustments in the restated financial statements.

The Company is in the process of assessing its internal control over financial reporting during the Relevant Periods, and it is possible the Company may identify one or more material weaknesses.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 19, 2017, the Company’s Board of Directors appointed Ronald L. Winowiecki as the Company’s principal accounting officer. Mr. Winowiecki was appointed acting Chief Financial Officer of the Company, as reported in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on February 27, 2017 (the “Prior Form 8-K”). The information concerning Mr. Winowiecki included in the Prior Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

On April 7, 2017, the Company issued a notice of redemption to redeem all of the $600.0 million in aggregate principal amount of the outstanding 2.300% senior notes due 2018 (the “2.300% 2018 Notes”). The Company expects to redeem all of the 2.300% 2018 Notes on May 8, 2017 using proceeds from the sale of Tysabri®.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

10.1    Amendment No. 5 and Waiver to Revolving Credit Agreement, dated as of April 19, 2017, among the Company, Perrigo Finance Unlimited Company, the lenders party thereto and JP Morgan Chase Bank, N.A., as administrative agent.

10.2    Amendment No. 5 and Waiver to Term Loan Credit Agreement, dated as of April 19, 2017, among the Company, Perrigo Finance Unlimited Company, the lenders party thereto and JP Morgan Chase Bank, N.A., as administrative agent.

99.1    Press Release issued by Perrigo Company plc on April 25, 2017, furnished solely pursuant to Item 2.02 of Form 8-K.

The information in Item 2.02 and Exhibit 99.1 of Item 9.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 and Exhibit 99.1 of Item 9.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Certain statements in this filing are “forward-looking statements.” These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or the negative of those terms or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control, including the time, effort and expense to complete the restatements, future impairment charges, the ability to achieve its guidance, the completion of announced acquisitions or dispositions, the ability to execute and achieve the desired benefits of announced initiatives, and the timing, amount and cost of any share repurchases. In addition, the Company may identify and be unable to remediate one or more material weaknesses in its internal control over financial reporting, may encounter unanticipated material issues or additional adjustments that could delay the completion of the restatements or the filing of required periodic reports with the SEC, or may be unable to regain compliance with the NYSE continued listing rules. Furthermore, the Company and/or its subsidiaries may incur additional tax liabilities in respect of 2016 and prior years as a result of any restatement or may be found to have breached certain provisions of Irish company legislation in respect of prior financial statements and if so may incur additional expenses and penalties. These and other important factors, including those discussed under “Risk Factors” in the Company’s Form 10-KT for the six-month period ended December 31, 2015, as well as the Company’s subsequent filings with the United States Securities and Exchange Commission, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this filing are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
(Registrant)

Dated: April 25, 2017	PERRIGO COMPANY PLC

	By:	/s/ Todd W. Kingma
Name: Todd W. Kingma
Executive Vice President, General Counsel
and Secretary

Exhibit Index

10.1    Amendment No. 5 and Waiver to Revolving Credit Agreement, dated as of April 19, 2017, among the Company, Perrigo Finance Unlimited Company, the lenders party thereto and JP Morgan Chase Bank, N.A., as administrative agent.

10.2    Amendment No. 5 and Waiver to Term Loan Credit Agreement, dated as of April 19, 2017, among the Company, Perrigo Finance Unlimited Company, the lenders party thereto and JP Morgan Chase Bank, N.A., as administrative agent.

99.1    Press Release issued by Perrigo Company plc on April 25, 2017, furnished solely pursuant to Item 2.02 of Form 8-K.